                                                                    EXHIBIT 99.1



                               CONSENT OF DIRECTOR

I hereby consent to being named in the Registration Statement on Form S-1 of TravelCenters of America LLC (the "Company") as a person who will become a director of the Company upon consummation of the spin off of the Company from Hospitality Properties Trust.


                                   /s/ PATRICK F. DONELAN
                                   --------------------------------
                                   Patrick F. Donelan
                                   December 6, 2006